Exhibit 99.1

 Precision Designed Science For Immunotherapy  Post-ASCO Presentation  NASDAQ: PDSB | June 7, 2022

 2  Certain information in this presentation may include forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning PDS Biotechnology Corporation (the “Company”) and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” “forecast,” “guidance”, “outlook” and other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company’s ability to protect its intellectual property rights; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway and the Company’s current expectations regarding its plans for future equity financings; the Company’s dependence on additional financing to fund its operations and complete the development and commercialization of its product candidates, and the risks that raising such additional capital may restrict the Company’s operations or require the Company to relinquish rights to the Company’s technologies or product candidates; the Company’s limited operating history in the Company’s current line of business, which makes it difficult to evaluate the Company’s prospects, the Company’s business plan or the likelihood of the Company’s successful implementation of such business plan; the timing for the Company or its partners to initiate the planned clinical trials for PDS0101, PDS0203 and other Versamune® and Infectimune™-based product candidates; the future success of such trials; the successful implementation of the Company’s research and development programs and collaborations, including any collaboration studies concerning PDS0101, PDS0203 and other Versamune® and Infectimune™-based product candidates and the Company’s interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of the Company’s product candidates; the success, timing and cost of the Company’s ongoing clinical trials and anticipated clinical trials for the Company’s current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including the Company’s ability to fully fund its disclosed clinical trials, which assumes no material changes to our currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of the Company’s ongoing clinical trials; the timing of and the Company’s ability to obtain and maintain U.S. Food and Drug Administration or other regulatory authority approval of, or other action with respect to, PDS0101, PDS0203 and other Versamune® and Infectimune™-based product candidates; any Company statements about its understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; and other factors, including legislative, regulatory, political and economic developments not within the Company’s control, including unforeseen circumstances or other disruptions to normal business operations arising from or related to COVID-19. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s annual and periodic reports filed with the SEC. The forward-looking statements are made only as of the date of this press release and, except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.  Versamune® is a registered trademark of PDS Biotechnology Corporation.  KEYTRUDA® is a registered trademark of Merck Sharp and Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA.  Forward-Looking Statements  2

 More than 46,0002 patients were estimated to have been diagnosed last year with HPV-associated cancers in the US1,2  HPV vaccination is not expected to impact the rate of HPV-related cancer incidence for decades3  Existing immunotherapies cost $150,000+ annually per patient1  US HPV-associated cancer incidence2  1Company estimates based on CDC data. Assessments have not been adjusted to reflect HPV16-expression  2CDC website  3 Projected Association of Human Papillomavirus Vaccination with Oropharynx Cancer in the US 2020-2045, JAMA Oncology, September 2021  PDS0101: Lead Asset  Designed to treat human papillomavirus (HPV16)-associated cancers  $6B Market Opportunity1  Reference: Data on file.  3

Phase 1 Trial: PDS0101 Monotherapy

CD8+ T cell induction with memory T cell response demonstrated

PDS0101 T cell induction on Days 14-19 after SC injection
Predominant HPV16-specific CD8+ T cell responses confirmed by Granzyme-b ELISPOT



HPV-specific
T cell Response
IFN-γ ELISPOT
2000
1800
1600
1400
1200
1000
800
600
400
200
0
Pre-treatment
Post-treatment
Patient
5-1
5-4
2-1
2-3
Low
Medium
HLA Type
A2
A1,
A2,
A3, 30



HPV-specific
T cell Response
IFN-γ ELISPOT
250
200
150
100
50
0
Patient
2-4
2-5
3-1
3-2
5-7
2-7
High
HLA Type
A2
A2
A3
A74
A2

Lesion regression in 8/10 CIN patients within 3 months of treatment (retrospective analysis)
No recurrence within 2-year evaluation period suggests durable immune responses

PDS Biotechnology

*Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2021 Annual Meeting; June 4-8, 2021; Virtual. Abstract: 2501.

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Phase 2: PDS0101 in Combination with KEYTRUDA®

Company-sponsored trial for the treatment of HPV16-positive metastatic/recurrent head and neck cancer (VERSATILE-002)

Indication	Treatment of patients with HPV16-positive head and neck cancer whose cancer has spread or returned
Clinical Agents	KEYTRUDA®(Standard of Care): Anti-PD1 checkpoint inhibitor (ORR ~20%) PDS0101: Versamune®-based immunotherapy generating HPV-specific CD8+ and CD4+ T cells
Study Goals	Group 1: Objective response rate (ORR) as 1st line treatment in checkpoint inhibitor (CPI) naïve patients Group 2: ORR in patients who have failed checkpoint inhibitor therapy (CPI refractory)
Status	Fast Track designation Q2 2022 Efficacy and safety data presented on first 19 patients at ASCO Q2 2022 Safety data presented at Head and Neck Symposium Q1 2022
Trial Partner	MERCK

Confirmation that PDS0101 enhances the therapeutic benefit of checkpoint inhibitors could expand evaluation of Versamune®-based therapies in multiple cancer indications

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 Phase 2: PDS0101 + KEYTRUDA®  Company-sponsored trial for the treatment of HPV16-positive metastatic/recurrent head and neck cancer (VERSATILE-002)  6  Complete Response (CR)  Partial Response (PR)  Stable Disease (SD)  Progressive Disease (PD)  N=17 Subjects w/Imaging Data  OR (2 CR + 5PR)  7 (41.2%)  SD (reduction in 4/6)  6 (35.3%)  PD  4 (23.5%)  CR+PR+SD  13 (76.5%)  *Reference: Weiss J. et al. Phase II study VERSATILE-002 evaluation of PDS0101 and KEYTRUDA® in treatment of CPI naïve and CPI refractory patients with recurrent or metastatic HPV16-related HNSCC.. Presented at: American Society of Clinical Oncology 2022 Annual Meeting; June 3-7, 2022; Virtual. Abstract: 6041.

 Phase 2: PDS0101 + KEYTRUDA®  Company-sponsored trial for the treatment of HPV16-positive metastatic/recurrent head and neck cancer (VERSATILE-002)  7  Treatment Emergent Adverse Events (TEAEs)  Safety Population (N=19)  CPI Naïve Subjects (N=19)  N (%) : Events  Subjects with any TEAEs  Grade 1  Grade 2  Grade 3  Grade 4  Grade 5  18 (94.7%) : 371   3 (15.8%) : 3038 (42,1%) : 51  5 (26.3%) : 110 (0.0%) : 4  2 (10.5%) : 2  ≥ Grade 3 TEAEs Attributed to Study Treatment by Investigator  No subjects met this criteria  0  Grade 3 & 4 Treatment Related TEAEs  No subjects met this criteria  0  At 9 Months of Follow Up (Median PFS not yet Achieved)  % of Patients Alive at Median 9 Months  89%  Progression Free Survival Rate (PSF)  55.2%  Overall Survival Rate (OS)  87.2%  *Reference: Weiss J. et al. Phase II study VERSATILE-002 evaluation of PDS0101 and KEYTRUDA® in treatment of CPI naïve and CPI refractory patients with recurrent or metastatic HPV16-related HNSCC.. Presented at: American Society of Clinical Oncology 2022 Annual Meeting; June 3-7, 2022; Virtual. Abstract: 6041.

Phase 2: PDS0101 + Bintrafusp alfa + M9241 (Triple Combination)

NCI-led trial for the treatment of HPV16-positive anal, cervical, head and neck, penile, vaginal, vulvar cancers

Indication	Treatment of patients with advanced refractory HPV16-associated cancers
Clinical Agents	Bintrafusp alfa: Bifunctional checkpoint inhibitor (PD-L1/ TGF-β) M9241 (NHS-IL12): Tumor-targeting IL-12 (immunocytokine) PDS0101: Versamune®-based immunotherapy generating HPV-specific CD8+ and CD4+ T cells
Study Goals	Group 1: Objective response rate (ORR) as 2nd line treatment in checkpoint inhibitor (CPI) naïve patients Group 2: ORR in patients who have failed CPI therapy (CPI refractory)
Status	Updated efficacy and safety data released at ASCO Q2 2022 Preliminary efficacy and safety data released at ASCO Q2 2021
Trial Partner	NIH NATIONAL CANCER INSTITUTE

Confirmation that PDS0101 enhances the therapeutic benefit of checkpoint inhibitors could expand evaluation of Versamune®-based therapies in multiple cancer indications

PDS Biotechnology 8

PDS0101 Designed to Promote Efficacy in HPV16 Cancers

Studies show key contributions of PDS0101, M9241 & Bintrafusp alfa* to clinical response to date

High dose M9241 provides superior ORR vs. low dose P<0.01



Objective Response
Data Presented at ASCO 2022
80%
70%
60%
50%
40%
30%
20%
10%
0%
63%
7%
High Dose (16.8 mcg/kg)
Low Dose (8 mcg/kg)
CPI Refractory

Tumor reduction only seen in HPV16-positive patients P<0.001



Objective Response
Data Presented at ASCO 2021
80%
70%
60%
50%
40%
30%
20%
10%
0%
67%
0%
HPV16-positive patients
HPV16-negative patients (High Dose M9241)
CPI Naïve & Refractory**

*Bintrafusp alfa monotherapy showed 30% ORR in CPI naïve and 10% ORR in CPI refractory HPV-positive cancers (Strauss et al, 2020, Dec 8(2)
**All HPV16 negative and 80% of HPV16 positive patients had high dose M9241

Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2022 Annual Meeting; June 3-7, 2022; Virtual. Abstract: 2518.

PDS Biotechnology
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 Best Overall Response  Active Against Diverse HPV16 Cancers   PDS0101: Triple Combination Active Against HPV16 Cancer  Responses to date across tumor types and higher NHS-IL12 dose show the potential to result in greater clinical efficacy  10  *HNSCC – head and neck squamous cell carcinomas  Higher M9241 Dose  Cervical  Vaginal/Vulvar  Anal  HNSCC*  Percentage Change  Weeks  Baseline  Responses Occurred Irrespective of Tumor Type  Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2022 Annual Meeting; June 3-7, 2022; Virtual. Abstract: 2518.

 Phase 2: Triple Combination May Extend Patient Survival  High dose M9241 may provide improved synergy with PDS0101  11  CPI Naïve Subjects   CPI Refractory Subjects   Objective Response Rate (ORR)  > 30% tumor shrinkage  High Dose M9241 - 83%  Low Dose M9241 (2/2) - 100%  Overall - 88%  High Dose M9241 - 63%  Low Dose M9241 - 7%  Overall - 27%  Tumor shrinkage  88%  High Dose M9241 - 63%  Low Dose M9241 - 36%  Overall - 45%  Patient survival at median 12 months  NA  High Dose - 77%  Low Dose - 77%  Patient survival at median 17 months  75%  NA  Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2022 Annual Meeting; June 3-7, 2022; Virtual. Abstract: 2518.

Versamune® + M9241 May Overcome CPI-Independent Tumor T Cell Evading Mechanisms

Potential to advance cancer immunotherapy

PDS0101 + KEYTRUDA®

Tumors blocking T cell attack using immune checkpoints | Tumors blocking T cell attack using alternative immune suppressive mechanisms


(41% ORR)

KEYTRUDA® unlocks <u>checkpoint-dependent</u> immune suppressive mechanism – PDS0101 primes T cells to attack and kill the cancers

PDS0101 + M9241 + Bintrafusp alfa

Tumors blocking T cell attack using immune checkpoints | Tumors blocking T cell attack using alternative immune suppressive mechanisms


(88% ORR)

Versamune® + M9241 may unlock <u>checkpoint-**in**dependent</u> immune suppressive mechanisms* and M9241 may induce tumor inflammation – PDS0101 primes T cells to attack and kill the cancers exposed by both CPI and Versamune® + M9241

*Johnson K. et al; PDS Biotech US Patent #10,828,364

PDS Biotechnology

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Next Steps  13  Align with FDA on regulatory pathway, timing and trial design for pivotal trials  VERSATILE-002: PDS0101 + KEYTRUDA®  Fast track designation successfully granted by FDA on 06/01/2022  Triple combination: PDS0101 + high dose M9241 + Bintrafusp alfa  Anticipate discussions with the FDA in Q3 2022  Expansion of VERSATILE-002 to Europe:  If pivotal trial is initiated, we will facilitate recruitment and execution of the trial  Could facilitate EU product registration  Cost estimates already included in previously announced cash burn projections

 Conclusions  14  We believe Versamune® proof-of-concept data has been successfully demonstrated   In vivo CD8+ T cell induction may promote synergy with CPI and enhanced clinical efficacy  Lack of severe adverse events to date may represent an advantage for PDS0101 combination therapy  Versamune® and M9241 may overcome additional immune suppressive mechanisms  May result in broader patient responses and survival  May result in effective treatment of CPI refractory patients  No control or comparative studies have been conducted between checkpoint inhibitors and PDS0101

 Precision Designed Science For Immunotherapy  Q&A Session  NASDAQ: PDSB | June 7, 2022